                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSR

Investment Company Act file number 811-5385

                           SCUDDER VALUE SERIES, INC.
                      ------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                  222 South Riverside Plaza, Chicago, IL 60606
                  --------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-2663
                                                            --------------

                               Salvatore Schiavone
                             Two International Place
                           Boston, Massachusetts 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        11/30

Date of reporting period:       11/30/03

ITEM 1.  REPORT TO STOCKHOLDERS

[Scudder Investments logo]

Scudder-Dreman Small Cap Value Fund

Annual Report to Shareholders

November 30, 2003

Contents

<Click Here> Performance Summary

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent Auditors

<Click Here> Tax Information

<Click Here> Directors and Officers

<Click Here> Investment Products

<Click Here> Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund is subject to stock market risk. Stocks of small companies involve greater risk, as they often have limited product lines, markets or financial resources and may be exposed to more erratic and abrupt market movements than securities of larger, more-established companies. The fund may focus its investments on certain economic sectors, thereby increasing its vulnerability to any single economic, political or regulatory development. This may result in greater share price volatility. Please read this fund's prospectus for specific details regarding its investments and risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary November 30, 2003

All performance shown is historical and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the product's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4%. Class C shares have a 1% front-end sales charge, and redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Class I and Institutional Class shares are not subject to sales charge.

Returns and rankings during the 10-year period shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class B and C shares for the periods prior to their inception on September 11, 1995 are derived from the historical performance of Class A shares of the Scudder-Dreman Small Cap Value Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any differences in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge)
Scudder-Dreman Small Cap Value Fund	1-Year	3-Year	5-Year	10-year
Class A	37.49%	15.48%	7.37%	10.84%
Class B	36.47%	14.57%	6.51%	9.92%(a)
Class C	36.49%	14.59%	6.60%	10.00%(a)
Russell 2000 Index+	36.29%	8.50%	7.99%	9.62%
Russell 2000 Value Index++	34.91%	16.38%	12.18%	12.63%

Scudder-Dreman Small Cap Value Fund	1-Year	3-Year	5-Year	Life of Class*
Class I	38.24%	16.17%	8.03%	9.68%
Russell 2000 Index+	36.29%	8.50%	7.99%	9.32%
Russell 2000 Value Index++	34.91%	16.38%	12.18%	13.39%

Scudder-Dreman Small Cap Value Fund	1-Year	Life of Class**
Institutional Class	38.07%	22.23%
Russell 2000 Index+	36.29%	33.05%
Russell 2000 Value Index++	34.91%	29.32%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Class I commenced operations on November 1, 1995. Index returns begin October 31, 1995.
** Institutional Class commenced operations on August 19, 2002. Index returns begin August 31, 2002.
Net Asset Value and Distribution Information
	Class A	Class B	Class C	Class I	Class R	Institutional Class
Net Asset Value: 11/30/03	$ 25.27	$ 23.76	$ 23.94	$ 26.39	$ 25.26	$ 25.31
10/1/03 (commencement of sales for Class R++++)	-	-	-	-	$ 22.96	-
11/30/02	$ 18.46	$ 17.41	$ 17.54	$ 19.30	$ -	$ 18.48
Distribution Information: Twelve Months: Income Dividends	$ .09	$ -	$ -	$ .21	$ -	$ .14

++++ Class R commenced operations on October 1, 2003 and are available for investment. Please refer to the Fund's prospectus for more information on Class R share performance.
Class A Lipper Rankings - Small-Cap Core Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	103	of	517	20
3-Year	82	of	375	22
5-Year	225	of	279	81
10-Year	38	of	70	54

Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Source: Lipper Inc.

Growth of an Assumed $10,000 Investment (Adjusted for Sales Charge)
[] Scudder-Dreman Small Cap Value Fund - Class A [] Russell 2000 Index+ [] Russell 2000 Value Index++

Yearly periods ended November 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net investment of $9,425. The growth of $10,000 is cumulative.

Comparative Results (Adjusted for Sales Charge)
Scudder-Dreman Small Cap Value Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$12,959	$14,515	$13,446	$26,367
	Average annual total return	29.59%	13.22%	6.10%	10.18%
Class B	Growth of $10,000	$13,347	$14,838	$13,610	$25,743
	Average annual total return	33.47%	14.06%	6.36%	9.92%
Class C	Growth of $10,000	$13,512	$14,897	$13,629	$25,680
	Average annual total return	35.12%	14.21%	6.39%	9.89%
Russell 2000 Index+	Growth of $10,000	$13,629	$12,772	$14,687	$25,058
	Average annual total return	36.29%	8.50%	7.99%	9.62%
Russell 2000 Value Index++	Growth of $10,000	$13,491	$15,763	$17,762	$32,843
	Average annual total return	34.91%	16.38%	12.18%	12.63%

Scudder-Dreman Small Cap Value Fund		1-Year	3-Year	5-Year	Life of Class*
Class I++++	Growth of $10,000	$13,824	$15,676	$14,716	$21,092
	Average annual total return	38.24%	16.17%	8.03%	9.68%
Russell 2000 Index+	Growth of $10,000	$13,629	$12,772	$14,687	$20,549
	Average annual total return	36.29%	8.50%	7.99%	9.32%
Russell 2000 Value Index++	Growth of $10,000	$13,491	$15,763	$17,762	$27,623
	Average annual total return	34.91%	16.38%	12.18%	13.39%

The growth of $10,000 is cumulative.

Scudder-Dreman Small Cap Value Fund		1-Year	Life of Class**
Institutional Class++++	Growth of $250,000	$345,175	$322,975
	Average annual total return	38.07%	22.23%
Russell 2000 Index+	Growth of $250,000	$340,725	$355,500
	Average annual total return	36.29%	33.05%
Russell 2000 Value Index++	Growth of $250,000	$337,275	$343,250
	Average annual total return	34.91%	29.32%

The growth of $250,000 is cumulative.

The minimum investment for Institutional Class Shares is $250,000.

* Class I commenced operations on November 1, 1995. Index returns begin October 31, 1995.
** Institutional Class commenced operations on August 19, 2002. Index returns begin August 31, 2002.
+ The Russell 2000 Index is an unmanaged capitalization-weighted measure of approximately 2,000 small U.S. stocks.
++ The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.
Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Portfolio Management Review

Scudder-Dreman Small Cap Value Fund:
A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for Scudder-Dreman Small Cap Value Fund. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Dreman Value Management L.L.C. ("DVM"), Jersey City, New Jersey, is the subadvisor for the fund. DVM was founded in 1977 and currently manages over $7.5 billion in assets as of September 30, 2003.

Portfolio Management Team

Dreman Value Management, L.L.C. is the subadvisor for the fund.

David N. Dreman

Co-Lead Portfolio Manager.

• Began investment career in 1957.

• Joined the fund team in 2002.

• Founder and Chairman, Dreman Value Management, L.L.C. since 1977.

Nelson Woodard

Co-Lead Portfolio Manager.

• Began investment career in 1985.

• Joined the fund team in 2002.

• PhD, University of Virginia.

In the following interview, Co-Lead Portfolio Managers David N. Dreman and Nelson Woodard discuss the strategy of Scudder-Dreman Small Cap Value Fund and the market environment during the 12-month period ended November 30, 2003.

Q: Will you provide an overview of market conditions during the 12 months ended November 30, 2003?

A: The market environment improved dramatically over the past 12 months and small-cap stocks posted particularly strong returns. A successful outcome in the war with Iraq, improving corporate earnings, continuing gross domestic product growth and the passage of a tax stimulus package led to renewed investor enthusiasm, which led to higher stock prices.

During the 12-month period, small-cap stocks outperformed large-cap stocks by a significant margin. The Russell 2000 Index1 gained 36.29% versus a gain of 15.09% by the Standard & Poor's 500 index2. The fund's Class A shares (unadjusted for sales charges which, if included, would have reduced performance.) outperformed, and posted a total return of 37.49% versus a 34.91% return by the fund's Russell 2000 Value Index3 benchmark. The fund also outperformed the average 34.62% total return of its peers in the Lipper Small-Cap Core Funds category.4 (See pages 4 through 6 for performance of other share classes and more complete performance information.)

1 The Russell 2000 Index is an unmanaged index that tracks the common stock price movement of the 2000 smallest companies of the Russell 3000 Index, which measures the performance of the 3000 largest US companies based on total market capitalization.
2 The Standard & Poor's 500 index is an unmanaged index, widely regarded as representative of the equity market in general.
3 The Russell 2000 Value Index is an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.
Index returns assume reinvestment of dividends and capital gains and, unlike fund returns, do not reflect fees or expenses. It is not possible to invest directly in the index.
4 The Lipper Small-Cap Core Funds category is a group of mutual funds that, by portfolio practice, invest at least 75% of their equity assets in small-cap companies. Small-cap core funds have more latitude in the companies in which they invest in terms of price-to-earnings ratio, price-to-book ratio and other value metrics.

We believe our classic contrarian value approach to investing and our active management style helped the fund outperform this period. We have built a portfolio focused on companies that we believe are financially solid but that are trading at low prices relative to their price-to-earnings (P/E), book value and cash flow. In anything other than a technology-led market rally, we believe this portfolio is poised to outperform.

Q: Will you discuss how you select stocks for the portfolio?

A: We base our investment decisions on a "bottom-up" stock selection process that focuses on identifying stocks that are selling at deep discounts to our analysis of their true intrinsic values. By bottom-up, we mean that we choose stocks based solely on thorough analysis of a company's fundamentals. While we use a macroeconomic outlook to help clarify future earnings growth potential, every stock we purchase is based on its company-specific fundamentals and how it fits within our contrarian value philosophy. Industry and sector weightings are always a residual of individual stock selection.

Q: What areas of the portfolio added most to performance?

A: Most of the top performers for the full year period are similar to those that we discussed in the fund's semiannual report last May. Independent power producers, financial stocks and energy stocks were the primary contributors.

1. Independent power producer stocks - Reliant Resources, Inc. and Williams Cos. - increased tremendously in value during the period. As you may recall, these stocks were victims of the panic surrounding the Enron crisis, the collapse of energy trading, and serious short-term liquidity issues. We added them to the portfolio after they declined dramatically in 2002. We maintained our confidence that they would eventually recover from the dramatic declines they suffered in 2002, because we believed that the liquidity issues would be solved given the current lower interest rate environment. While our position in these stocks was relatively small at the start of the period, it grew substantially through appreciation. We trimmed our position in Reliant Resources, Inc. to lock in profits and we eliminated Williams Cos. from the portfolio as its market capitalization grew beyond the small-cap universe. One independent power producer that didn't recover was Mirant, which moved into bankruptcy. We sold our small position in the stock from the portfolio.

2. The fund's overweight position in financial stocks outperformed the financial sector of the benchmark. The fund's large position in small-cap banks added a good deal of value. The banks in which we've invested have strong loan portfolios and few credit problems and are located in some of the economically strongest regions of the country. Additionally, many of these banks have continued to grow earnings in the range of 10% annually and pay attractive dividend yields. We see these conservative bank holdings as a sturdy anchor for the fund. Some of the strongest performers this period were Flagstar Bancorp, Inc., First Federal Financial Corp. and BankAtlantic Bankcorp, Inc. We've recently begun to shift assets in this area into banks with larger commercial portfolios and away from banks with large home mortgage loan exposure. We expect that interest rates will ultimately rise and think there's more opportunity for banks to grow their commercial loan revenues in a rising rate environment. The fund's real estate investment trusts (REIT) also helped performance. Redwood Trust, Inc., which invests in consumer real estate loans, and Newcastle Investment Holding Corp., which invests in commercial real estate loans, both gained substantial ground in the period. The companies benefited from the low interest rate environment.

3. The fund's overweight position in energy stocks also advanced solidly during the period. We have focused fund investments in companies with large reserves of North American natural gas. Some of the best performers were Ultra Petroleum Corp. and Chesapeake Energy Corp. With supply declining, many of these companies benefited handsomely from the harsh 2003 winter in the northeastern US. We expect demand for this clean-burning and efficient fuel to increase, and supplies to remain constrained. The fund's position in Tesoro Petroleum Corp., a refiner, also posted strong gains. To lock in profits, we trimmed the fund's energy holdings. However, as of November 30, 2003, energy was still slightly overweighted in the portfolio.

Q: What areas of the portfolio detracted from performance?

A: The primary detractor from performance was the fund's health care sector. While the fund's health care holdings posted a positive total return overall, the return was much lower than the broader small-cap market. Performance relative to the benchmark was also held back due to our overweight position in the sector. The primary detractor from relative performance HealthSouth Corp., an outpatient therapy company that plummeted in early 2003 when it was uncovered that the company's senior management was involved in fraudulent actions. As the fraud was uncovered, we liquidated our position in the stock, which resulted in a loss for the fund. Another holding in the fund's health care sector declined - Triad Hospitals, Inc. However, we believe Triad's decline was not due to long-term fundamental reasons. Therefore we continued to hold it in the portfolio. We remain enthusiastic about opportunities we've found in the health care sector. We believe many hospital and provider stocks have been unfairly punished due to uncertainty about Medicaid and Medicare reimbursements. The aging baby boomer population suggests that there is plenty of growth potential for this industry.

Our decision to underweight the consumer discretionary sector also hurt performance relative to the benchmark. We made this decision because we were skeptical that consumer spending would remain strong. Our assumption was incorrect, and consumers continued to spend. The stock prices of many specialty retailers moved higher in this period. While we've added a few attractively priced retailers, we don't expect to overweight this sector going forward.

Q: Small-cap stocks have outperformed large-cap stocks for the past several years. Are you still finding value in small stocks?

A: We always get nervous when we look at a universe of stocks and can't find attractive combinations of value and earnings growth potential. But that's not the case today. There are still many small-cap stocks that we believe are attractively valued and are trading with deeply discounted price-to-earnings ratios. Consequently, those are the types of stocks that, while they might not be dynamic performers, can still offer solid upside potential over the long term. We're still buying stocks that we believe offer attractive return potential. If the economy continues to rebound, there's the chance that many companies will see improved earnings potential, which could help their stock prices. We still see a great deal of value in the energy sector and within small industrial companies with niche products. While it's hard to imagine that small-cap banks can continue to gain as substantially as they have in the recent past, we believe there is still value within the sector - especially when you factor in the impact of many of these companies' attractive dividend yields. However, we don't expect the small cap market to generate returns of 35%+ as it did this year. We do believe there is the potential for more growth. Small-cap stocks can be an important part of a well-diversified investment portfolio.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary November 30, 2003

Asset Allocation	11/30/03	11/30/02

Equity Securities	96%	95%
Cash Equivalents	4%	5%
	100%	100%

Sector Diversification (Excludes Cash Equivalents)	11/30/03	11/30/02

Financials	37%	34%
Industrials	18%	12%
Consumer Discretionary	13%	14%
Health Care	8%	8%
Energy	8%	11%
Consumer Staples	7%	7%
Utilities	5%	7%
Information Technology	3%	3%
Materials	1%	4%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at November 30, 2003 (14.7% of Portfolio)
1. American Financial Realty Trust (REIT) Provider of corporate owned real estate assets	2.1%
2. Newcastle Investment Corp. (REIT) Operator of a real estate investment trust company	1.7%
3. Ultra Petroleum Corp. Producer and explorer of natural gas	1.6%
4. Triad Hospitals, Inc. Provider of health care services through its ambulatory surgery centers	1.5%
5. Loew's Corp. - Carolina Group Tracker of the performance of Lorillard, Inc.	1.4%
6. Reliant Resources, Inc. Provider of electricity and energy services	1.4%
7. Precision Castparts Corp. Manufacturer of complex metal components and products	1.3%
8. Moog, Inc. "A" Manufacturer of precision control components and systems	1.3%
9. Selective Insurance Group, Inc. Provider of regional property and casualty insurance	1.2%
10. Tesoro Petroleum Corp. Explorer of crude oil and gas	1.2%

Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 16. A quarterly Fact Sheet and Portfolio Holdings are available upon request.

Investment Portfolio as of November 30, 2003

	Shares	Value ($)

Common Stocks 94.4%
Consumer Discretionary 12.3%
Auto Components 1.1%
American Axle & Manufacturing Holdings, Inc.*	105,400	4,177,002
Noble International Ltd.	100,500	1,689,405
		5,866,407
Hotels, Restaurants & Leisure 2.9%
Alliance Gaming Corp.*	93,500	2,449,700
CBRL Group, Inc.	94,500	3,898,125
Isle of Capri Casinos, Inc.*	200,900	4,048,336
MTR Gaming Group, Inc.*	297,300	3,300,030
Multimedia Games, Inc.*	58,700	2,402,591
		16,098,782
Household Durables 2.4%
Fleetwood Enterprises, Inc.*	438,900	4,463,613
Meritage Corp.*	49,700	3,138,555
Standard Pacific Corp.	110,800	5,532,244
		13,134,412
Media 0.5%
Catalina Marketing Corp.*	158,700	2,940,711
Multiline Retail 0.9%
Dillard's, Inc. "A"	313,800	5,287,530
Specialty Retail 3.7%
AnnTaylor Stores Corp.*	89,100	3,540,834
Borders Group, Inc.	242,700	5,455,896
Dress Barn, Inc.*	155,800	2,280,912
Linens 'N Things, Inc.*	121,900	3,585,079
Mettler-Toledo International, Inc.*	150,300	5,894,766
		20,757,487
Textiles, Apparel & Luxury Goods 0.8%
Phillips-Van Heusen Corp.	257,564	4,533,126
Consumer Staples 6.7%
Food Products 3.4%
Fresh Del Monte Produce, Inc.	208,200	5,554,776
J & J Snack Foods Corp.*	112,000	4,032,000
Ralcorp Holdings, Inc.*	199,000	6,025,720
Sensient Technologies Corp.	181,800	3,426,930
		19,039,426
Tobacco 3.3%
Loew's Corp. - Carolina Group	326,400	7,539,840
Universal Corp.	116,600	4,981,152
Vector Group Ltd.	343,339	5,836,763
		18,357,755
Energy 7.6%
Energy Equipment & Services 1.2%
Matrix Service Co.*	67,400	1,075,030
Oil States International, Inc.*	300,700	3,776,792
Unit Corp.*	94,000	1,936,400
		6,788,222
Oil & Gas 6.4%
Chesapeake Energy Corp.	198,000	2,415,600
Comstock Resources, Inc.*	219,200	3,572,960
Energy Partners Ltd.*	70,500	856,575
Frontier Oil Corp.	150,100	2,596,730
Headwaters, Inc.*	159,400	3,041,352
Magellan Midstream Partners, L.P.*	31,800	1,703,526
Penn Virginia Corp.	130,300	6,112,373
Tesoro Petroleum Corp.*	528,700	6,703,916
Ultra Petroleum Corp.*	459,800	8,763,788
		35,766,820
Financials 34.6%
Banks 17.5%
BankAtlantic Bancorp., Inc. "A"	272,500	5,169,325
BOK Financial Corp.	66,339	2,586,558
Capital Bancorp., Ltd.*	63,600	1,831,680
Center Financial Corp.	41,500	1,036,255
Colonial BancGroup, Inc.	208,900	3,490,719
Community First Bankshares, Inc.	56,100	1,599,972
Dime Community Bancshares	137,300	4,221,975
Downey Financial Corp.	20,100	970,830
First Federal Capital Corp.	191,400	4,484,502
First Federal Financial Corp.*	141,700	6,659,900
Flagstar Bancorp., Inc.	130,340	2,884,424
Fulton Financial Corp.	204,372	4,432,829
Glacier Bancorp., Inc.	174,940	5,540,350
Greater Bay Bancorp.	231,900	6,029,400
Independence Community Bank Corp.	152,100	5,624,658
IndyMac Bancorp., Inc.	172,600	5,108,960
International Bancshares Corp.	92,835	4,301,046
KNBT Bancorp, Inc.*	38,200	646,344
Midwest Banc Holdings, Inc.	113,700	2,490,030
Oak Hill Financial, Inc.	22,300	691,300
Pacific Premier Bancorp, Inc.*	60,600	584,790
PFF Bancorp., Inc.	164,640	6,157,536
Provident Bankshares Corp.	152,300	4,425,838
Provident Financial Services, Inc.	114,800	2,377,508
R & G Financial Corp. "B"	142,800	5,399,268
S&T Bancorp, Inc.	23,500	713,930
Sterling Financial Corp.	68,550	2,303,965
Virginia Financial Group, Inc.	3,900	148,395
Webster Financial Corp.	122,200	5,602,870
		97,515,157
Diversified Financials 2.6%
Allied Capital Corp.	118,135	3,222,723
Bank Mutual Corp.	225,500	2,602,270
Friedman, Billings, Ramsey Group, Inc. "A"	261,370	5,580,249
New Century Financial Corp.	82,400	3,135,320
		14,540,562
Insurance 3.8%
AmerUS Group, Inc.	148,600	5,342,170
Ceres Group, Inc.*	529,610	2,764,564
Fremont General Corp.	209,200	3,656,816
Scottish Re Group Ltd.	136,900	2,868,055
Selective Insurance Group, Inc.	211,300	6,848,233
		21,479,838
Real Estate 10.7%
Agree Realty Corp. (REIT)	42,800	1,132,060
American Financial Realty Trust (REIT)	680,300	11,565,100
Anworth Mortgage Asset Corp. (REIT)	208,200	2,906,472
Ashford Hospitality Trust (REIT)*	201,000	1,909,500
Correctional Properties Trust (REIT)	108,800	3,035,520
Fieldstone Investment Corp. (REIT)*	225,900	3,727,350
Healthcare Realty Trust, Inc. (REIT)	111,200	3,880,880
HRPT Properties Trust (REIT)	291,400	2,826,580
Luminent Mortgage Capital, Inc. (REIT).*	215,000	2,795,000
MFA Mortgage Investments, Inc. (REIT)	142,200	1,379,340
National Health Investors, Inc. (REIT)	150,800	3,522,688
Newcastle Investment Corp. (REIT)	388,759	9,524,595
Newcastle Investment Holding Corp. (REIT)	388,759	2,658,140
Prentiss Properties Trust (REIT)	136,700	4,340,225
Redwood Trust, Inc. (REIT)	88,400	4,686,968
		59,890,418
Health Care 7.9%
Biotechnology 1.0%
Serologicals Corp.*	323,300	5,576,925
Health Care Equipment & Supplies 2.2%
Apogent Technologies, Inc.*	197,500	4,568,175
Conmed Corp.	133,700	2,842,462
Cytyc Corp.*	383,400	4,942,026
		12,352,663
Health Care Providers & Services 4.7%
Apria Healthcare Group, Inc.*	120,200	3,258,622
LabOne, Inc.*	138,400	4,012,216
Pediatrix Medical Group, Inc.*	79,200	4,249,872
Pharmaceutical Product Development, Inc.*	82,000	2,433,760
Province Healthcare Co.*	124,100	1,902,453
Triad Hospitals, Inc.*	234,000	8,096,400
US Oncology, Inc.*	229,300	2,334,274
		26,287,597
Industrials 16.2%
Aerospace & Defense 6.2%
CAE, Inc.	413,000	1,755,250
Curtiss-Wright Corp.	44,000	3,604,040
DRS Technologies, Inc.*	120,100	3,182,650
Herley Industries, Inc.*	222,100	4,290,972
Kaman Corp. "A"	316,700	4,075,929
Moog, Inc. "A"*	165,500	7,199,250
Precision Castparts Corp.	179,500	7,273,340
United Defense Industries, Inc.*	92,600	3,079,876
		34,461,307
Airlines 0.4%
Qantas Airways Ltd.*	244,100	2,489,820
Building Products 0.5%
York International Corp.	73,900	2,952,305
Commercial Services & Supplies 2.0%
Consolidated Graphics, Inc.*	99,600	2,992,980
FTI Consulting, Inc.*	185,600	4,077,632
Integrated Alarm Services, Inc.*	131,800	1,001,680
John H. Harland Co.*	108,600	2,975,640
		11,047,932
Construction & Engineering 0.9%
URS Corp.*	217,800	4,965,840
Electrical Equipment 0.5%
Genlyte Group, Inc.*	51,100	2,701,146
Industrial Conglomerates 0.5%
Denbury Resources, Inc.*	210,500	2,660,720
Machinery 2.6%
Briggs & Stratton Corp.	40,400	2,727,000
Harsco Corp.	65,800	2,609,628
Oshkosh Truck Corp.	119,000	5,581,100
Valmont Industries	172,200	3,908,940
		14,826,668
Road & Rail 2.6%
Arkansas Best Corp.	144,600	4,537,548
Genessee & Wyoming, Inc.*	115,500	2,917,530
RailAmerica, Inc.*	256,200	2,907,870
Roadway Corp.	78,900	4,023,900
		14,386,848
Information Technology 2.6%
Communications Equipment 1.0%
CyberGuard Corp.*	198,100	1,701,481
PC-Tel, Inc.*	427,000	3,821,650
		5,523,131
Computers & Peripherals 0.2%
ATI Technologies, Inc.*	77,700	1,200,465
Electronic Equipment & Instruments 0.3%
Scansource, Inc.*	43,800	1,915,812
Internet Software & Services 0.1%
Corillian Corp.*	60,100	335,959
IT Consulting & Services 0.5%
CACI International, Inc. "A"*	55,500	2,762,235
Software 0.5%
Perot Systems Corp. "A"*	223,800	2,775,120
Take-Two Interactive Software, Inc.*	5,100	168,810
		2,943,930
Materials 1.3%
Construction Materials 0.9%
Florida Rock Industries, Inc.	82,570	4,747,775
Containers & Packaging 0.4%
Myers Industries, Inc.	190,793	2,390,636
Utilities 5.2%
Electric Utilities 3.5%
CMS Energy Corp.*	483,000	3,810,870
DPL, Inc.	183,200	3,543,088
Reliant Resources, Inc.*	1,146,700	7,522,352
WPS Resources Corp.	99,200	4,394,560
		19,270,870
Gas Utilities 1.3%
Cascade Natural Gas Corp.	50,500	1,010,000
NUI Corp.	152,200	2,378,886
Peoples Energy Corp.	98,200	3,947,640
		7,336,526
Multi-Utilities 0.4%
Sierra Pacific Resources*	329,200	2,281,356
Total Common Stocks (Cost $404,262,559)		527,415,119

Preferred Stock 0.8%
Financials 0.8%
Banks 0.3%
Chevy Chase Bank*	60,700	1,702,635
Real Estate 0.5%
Equity Inns, Inc., Series B*	61,300	1,616,788
Saul Centers, Inc.*	45,300	1,177,800
		2,794,588
Total Preferred Stock (Cost $4,182,500)		4,497,223

Other 0.8%
iShares Russell 2000 Index Fund	24,200	2,648,690
iShares Russell 2000 Value Index Fund	12,200	1,908,080
Total Other (Cost $3,597,357)		4,556,770

Cash Equivalents 4.0%
Scudder Cash Management QP Trust, 1.09% (b) (Cost $22,510,707)	22,510,707	22,510,707
Total Investment Portfolio - 100.0% (Cost $434,553,123) (a)		558,979,819

* Non-income producing security.
(a) The cost for federal income tax purposes was $435,880,753. At November 30, 2003, net unrealized appreciation for all securities based on tax cost was $123,099,066. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $127,636,923 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $4,537,857.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of November 30, 2003
Assets
Investments: Investments in securities, at value (cost $412,042,416)	$ 536,469,112
Investment in Scudder Cash Management QP Trust (cost $22,510,707)	22,510,707
Total investments in securities, at value (cost $434,553,123)	558,979,819
Cash	6,275
Receivable for investments sold	5,787,001
Dividends receivable	1,092,734
Interest receivable	20,607
Receivable for Fund shares sold	2,229,269
Total assets	568,115,705
Liabilities
Payable for investments purchased	8,383,226
Payable for Fund shares redeemed	781,935
Accrued management fee	345,869
Other accrued expenses and payables	563,015
Total liabilities	10,074,045
Net assets, at value	$ 558,041,660
Net Assets
Net assets consist of: Undistributed net investment income	2,000,858
Net unrealized appreciation (depreciation) on investments	124,426,696
Accumulated net realized gain (loss)	(69,786,768)
Paid-in capital	501,400,874
Net assets, at value	$ 558,041,660

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of November 30, 2003 (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($351,018,082 / 13,891,094 shares of capital stock outstanding, $.01 par value, 320,000,000 shares authorized)	$ 25.27
Maximum offering price per share (100 / 94.25 of $25.27)	$ 26.81
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($132,934,485 / 5,595,364 shares of capital stock outstanding, $.01 par value, 320,000,000 shares authorized)
$ 23.76
Class C
Net Asset Value and redemption price (subject to contingent deferred sales charge) per share ($71,104,411 / 2,969,708 shares of capital stock outstanding, $.01 par value, 80,000,000 shares authorized)
$ 23.94
Maximum offering price per share (100 / 99.00 of $23.94)	$ 24.18
Class I Net Asset Value, offering and redemption price per share ($2,352,779 / 89,154 shares of capital stock outstanding, $.01 par value, 80,000,000 shares authorized)	$ 26.39
Class R Net Asset Value, offering and redemption price per share ($12,512 / 495.28 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 25.26
Institutional Class Net Asset Value, offering and redemption price per share ($619,391 / 24,474 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 25.31

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended November 30, 2003
Investment Income
Dividends (net of foreign taxes withheld of $6,717)	$ 10,189,763
Interest	7,154
Interest - Scudder Cash Management QP Trust	203,973
Total Income	10,400,890
Expenses: Management fee	3,281,085
Administrative fee	1,750,702
Services to shareholders	250,663
Distribution service fees	2,504,913
Directors' fees and expenses	37,962
Other	60,911
Total expenses, before expense reductions	7,886,236
Expense reductions	(158)
Total expenses, after expense reductions	7,886,078
Net investment income (loss)	2,514,812
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	(14,503,638)
Net unrealized appreciation (depreciation) during the period on investments	157,058,017
Net gain (loss) on investment transactions	142,554,379
Net increase (decrease) in net assets resulting from operations	$ 145,069,191

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended November 30,
Increase (Decrease) in Net Assets	2003	2002
Operations: Net investment income (loss)	$ 2,514,812	$ 1,260,216
Net realized gain (loss) on investment transactions	(14,503,638)	(5,098,571)
Net unrealized appreciation (depreciation) on investment transactions during the period	157,058,017	(43,128,320)
Net increase (decrease) in net assets resulting from operations	145,069,191	(46,966,675)
Distributions to shareholders from net investment income: Class A	(1,092,630)	-
Class I	(62,485)	-
Institutional Class	(7)	-
Fund share transactions: Proceeds from shares sold	179,754,052	403,472,379
Reinvestment of distributions	1,013,264	-
Cost of shares redeemed	(191,343,883)	(305,529,727)
Net increase (decrease) in net assets from Fund share transactions	(10,576,567)	97,942,652
Increase (decrease) in net assets	133,337,502	50,975,977
Net assets at beginning of period	424,704,158	373,728,181
Net assets at end of period (including undistributed net investment income of $2,000,858 and $1,239,583, respectively)	$ 558,041,660	$ 424,704,158

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended November 30,	2003	2002	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$ 18.46	$ 19.69	$ 16.49	$ 17.75	$ 17.80
Income (loss) from investment operations: Net investment income (loss)[a]	.17	.12	-[b]	(.10)	.04
Net realized and unrealized gain (loss) on investment transactions	6.73	(1.35)	3.20	(1.16)	(.09)
Total from investment operations	6.90	(1.23)	3.20	(1.26)	(.05)
Less distributions from: Net investment income	(.09)	-	-	-	-
Net asset value, end of period	$ 25.27	$ 18.46	$ 19.69	$ 16.49	$ 17.75
Total Return (%)[c]	37.49	(6.25)	19.41	(7.10)	(.28)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	351	222	177	156	297
Ratio of expenses before expense reductions (%)	1.43	1.44	1.54	1.67[d]	1.52
Ratio of expenses after expense reductions (%)	1.43	1.44	1.49[e]	1.66[d]	1.52
Ratio of net investment income (loss) (%)	.91	.65	.00	(.58)	.21
Portfolio turnover rate (%)	67	89	73	19	47
[a] Based on average shares outstanding during the period.
[b] Amount is less than $.005.
[c] Total return does not reflect the effect of any sales charges.
[d] The ratio of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.62% and 1.61%, respectively.
[e] The ratio of operating expenses after expense reductions includes a reimbursement by the Advisor associated with the cancellation of the merger between the Fund and Scudder Small Company Value Fund.

Class B
Years Ended November 30,	2003	2002	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$ 17.41	$ 18.72	$ 15.80	$ 17.15	$ 17.33
Income (loss) from investment operations: Net investment income (loss)[a]	.03	(.02)	(.13)	(.24)	(.11)
Net realized and unrealized gain (loss) on investment transactions	6.32	(1.29)	3.05	(1.11)	(.07)
Total from investment operations	6.35	(1.31)	2.92	(1.35)	(.18)
Net asset value, end of period	$23.76	$ 17.41	$ 18.72	$ 15.80	$ 17.15
Total Return (%)[b]	36.47	(7.00)	18.48	(7.87)	(1.04)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	133	147	160	144	262
Ratio of expenses before expense reductions (%)	2.27	2.25	2.34	2.49[c]	2.36
Ratio of expenses after expense reductions (%)	2.27	2.25	2.27[d]	2.48[c]	2.36
Ratio of net investment income (loss) (%)	.07	(.16)	(.78)	(1.40)	(.63)
Portfolio turnover rate (%)	67	89	73	19	47
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charges.
[c] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 2.43% and 2.42%, respectively.
[d] The ratio of operating expenses after expense reductions includes a reimbursement by the Advisor associated with the cancellation of the merger between the Fund and Scudder Small Company Value Fund.

Class C
Years Ended November 30,	2003	2002	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$ 17.54	$ 18.85	$ 15.91	$ 17.24	$ 17.39
Income (loss) from investment operations: Net investment income (loss)[a]	.04	(.01)	(.14)	(.21)	(.09)
Net realized and unrealized gain (loss) on investment transactions	6.36	(1.30)	3.08	(1.12)	(.06)
Total from investment operations	6.40	(1.31)	2.94	(1.33)	(.15)
Net asset value, end of period	$ 23.94	$ 17.54	$ 18.85	$ 15.91	$ 17.24
Total Return (%)[b]	36.49	(6.95)	18.48	(7.71)	(.86)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	71	49	32	29	57
Ratio of expenses before expense reductions (%)	2.21	2.23	2.36	2.32[c]	2.25
Ratio of expenses after expense reductions (%)	2.21	2.23	2.28[d]	2.31[c]	2.25
Ratio of net investment income (loss) (%)	.13	(.14)	(.79)	(1.23)	(.52)
Portfolio turnover rate (%)	67	89	73	19	47
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charges.
[c] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 2.26% and 2.25%, respectively.
[d] The ratio of operating expenses after expense reductions includes a reimbursement by the Advisor associated with the cancellation of the merger between the Fund and Scudder Small Company Value Fund.

Class I
Years Ended November 30,	2003	2002	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$ 19.30	$ 20.45	$ 17.02	$ 18.19	$ 18.13
Income (loss) from investment operations: Net investment income (loss)[a]	.29	.24	.10	.03	.15
Net realized and unrealized gain (loss) on investment transactions	7.01	(1.39)	3.33	(1.20)	(.09)
Total from investment operations	7.30	(1.15)	3.43	(1.17)	.06
Less distributions from: Net investment income	(.21)	-	-	-	-
Net asset value, end of period	$ 26.39	$ 19.30	$ 20.45	$ 17.02	$ 18.19
Total Return (%)	38.24	(5.62)	20.15	(6.43)	.33
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2	6	5	3	6
Ratio of expenses before expense reductions (%)	.87	.84	.90	.92[b]	.92
Ratio of expenses after expense reductions (%)	.87	.84	.88[c]	.91[b]	.92
Ratio of net investment income (loss) (%)	1.47	1.25	.62	.18	.81
Portfolio turnover rate (%)	67	89	73	19	47
[a] Based on average shares outstanding during the period.
[b] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were .89% and .88%, respectively.
[c] The ratio of operating expenses after expense reductions includes a reimbursement by the Advisor associated with the cancellation of the merger between the Fund and Scudder Small Company Value Fund.

Class R
2003[a]
Selected Per Share Data
Net asset value, beginning of period	$ 22.96
Income (loss) from investment operations: Net investment income (loss)[b]	.04
Net realized and unrealized gain (loss) on investment transactions	2.26
Total from investment operations	2.30
Net asset value, end of period	$ 25.26
Total Return (%)	10.02**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.013
Ratio of expenses (%)	1.35*
Ratio of net investment income (loss) (%)	.90*
Portfolio turnover rate (%)	67
[a] For the period from October 1, 2003 (commencement of sales of Class R shares) to November 30, 2003. [b] Based on average shares outstanding during the period. * Annualized ** Not annualized

Institutional Class
Years Ended November 30,	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 18.48	$ 19.74
Income (loss) from investment operations: Net investment income (loss)[b]	.26	.03
Net realized and unrealized gain (loss) on investment transactions	6.71	(1.29)
Total from investment operations	6.97	(1.26)
Less distributions from: Net investment income	(.14)	-
Net asset value, end of period	$ 25.31	$ 18.48
Total Return (%)	38.07	(6.38)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.619	.001
Ratio of expenses (%)	.85	1.18*
Ratio of net investment income (loss) (%)	1.49	.58*
Portfolio turnover rate (%)	67	89
[a] For the period from August 19, 2002 (commencement of sales of Institutional Class shares) to November 30, 2002.
[b] Based on average shares outstanding during the period.
* Annualized
** Not annualized

Notes to Financial Statements

A. Significant Accounting Policies

Scudder-Dreman Small Cap Value Fund (the ``Fund'') is a diversified series of Scudder Value Series, Inc. (the ``Corporation'') which is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as an open-end management investment company organized as a Maryland Corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors subject to an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Prior to February 3, 2003, Class C shares were offered without an initial sales charge. Class C shares do not convert into another class. Institutional Class and Class I shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. On October 1, 2003, the Fund commenced offering Class R shares which are offered to investors without an initial sales charge.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, administrative fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At November 30, 2003, the Fund had a net tax basis capital loss carryforward of approximately $68,459,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until November 30, 2007 ($39,441,000) and November 30, 2011 ($29,018,000) the respective expiration dates, whichever occurs first.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At November 30, 2003, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income*	$ 2,023,746
Undistributed net long-term capital gains	$ -
Capital loss carryforwards	$ (68,459,000)
Net unrealized appreciation (depreciation) on investments	$ 123,099,066

In addition, the tax character of distributions paid to shareholders by the Fund are summarized as follows:

	Year Ended November 30,
	2003	2002
Distribution from ordinary income*	$ 1,155,122	$ -

* For tax purposes, short term capital gains distributions are considered ordinary income distributions.

Expenses. Expenses of the Corporation arising in connection with a specific fund are allocated to that fund. Other Corporation expenses which cannot be directly attributed to a fund are apportioned among the funds in the Corporation.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset valuation calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended November 30, 2003, purchases and sales of investment securities (excluding short-term investments) aggregated $290,532,059 and $303,878,967, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.75% of the first $250 million of the Fund's average daily net assets, 0.72% of the next $750 million of such net assets, 0.70% of the next $1.5 billion of such net assets, 0.68% of the next $2.5 billion of such net assets, 0.65% of the next $2.5 billion of such net assets, 0.64% of the next $2.5 billion of such net assets, 0.63% of the next $2.5 billion of such net assets and 0.62% of such net assets in excess of $12.5 billion, computed and accrued daily and payable monthly. Accordingly, for the year ended November 30, 2003, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.74% of the Fund's average daily net assets. Dreman Value Management, L.L.C. ("DVM") serves as subadvisor with respect to the investment and reinvestment of assets in the Fund. The Advisor compensates DVM out of the management fee it receives from the Fund.

Administrative Fee. Under the Administrative Agreement (the "Administrative Agreement"), the Advisor provided or paid others, (affiliated and non-affiliated), to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) such as transfer agent, custody, legal and audit, in exchange for the payment by each class of the Fund of an administrative services fee (the "Administrative Fee") of 0.475%, 0.525%, 0.500%, 0.100% and 0.425% of the average daily net assets for Class A, B, C, I and Institutional Class shares respectively, computed and accrued daily and payable monthly.

For the period for December 1, 2002 through September 30, 2003, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated
Class A	$ 944,437
Class B	583,405
Class C	219,608
Class I	3,227
Institutional Class	25
$ 1,750,702

The Administrative Agreement between the Advisor and the Fund terminated effective September 30, 2003 and the Fund will directly bear the cost of the expenses formerly covered under the Administrative Agreement.

Effective October 1, 2003 through September 30, 2005, the Advisor has agreed to contractually waive all or a portion of its management fee and/or Administrative Fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 1.50%, 1.50%, 1.50%, 1.00%, 2.00% and 1.17% of average daily net assets for Class A, B, C, I, R and Institutional Class shares, respectively (excluding certain expenses such as Rule 12b-1 and/or service fees, director and director counsel fees, extraordinary expenses, taxes, brokerage and interest).

Service Provider Fees.

Scudder Investments Service Company ("SISC"), an affiliate of the Advisor, is the Fund's transfer, dividend-paying agent and shareholder service agent. Pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. ("DST"), SISC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are borne by SISC, not by the Fund. For the period October 1, 2003 through November 30, 2003, the amount charged to the Fund by SISC aggregated $244,893, all of which is unpaid at November 30, 2003.

Prior to September 30, 2003, the fees outlined above were paid by the Advisor in accordance with the Administrative Agreement.

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.25% of average daily net assets of Class R shares and of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class R, Class B and C shares. For the year ended November 30, 2003, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at November 30, 2003
Class B	$ 997,763	$ 83,304
Class C	413,464	42,859
Class R	4	4
	$ 1,411,231	$ 126,167

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B, C and R shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended November 30, 2003, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at November 30, 2003	Effective Rate
Class A	$ 626,449	$ 83,252.25%
Class B	329,724	32,140.25%
Class C	137,505	18,184.25%
Class R	4	4	.25%*
	$ 1,093,682	$ 133,580

* Annualized

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for Class A, B and C shares. Underwriting commissions paid by shareholders in connection with the distribution of Class A and C shares for the year ended November 30, 2003 aggregated $42,579 and $18, respectively.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates, ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended November 30, 2003, the CDSC for Class B and C shares aggregated $328,123 and $9,807, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended November 30, 2003, SDI received $6,538.

Directors' Fees and Expenses. The Fund pays each Director not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the
"QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Expense Off-Set Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's custodian expenses. During the year ended November 30, 2003, pursuant to the Administrative Agreement, the Administrative Fee was reduced by $158 for custodian credits earned.

E. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemptions requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended November 30, 2003		Year Ended November 30, 2002
	Shares	Amount	Shares	Amount
Shares sold
Class A	6,376,800	$ 132,901,344	13,520,055	$ 288,929,662
Class B	1,272,098	24,521,203	3,239,716	66,821,384
Class C	980,384	19,214,431	1,873,714	38,596,028
Class I	132,186	2,508,558	410,113	9,124,921
Class R	495*	11,500*	-	-
Institutional	24,423	597,016	51	384
		$ 179,754,052		$ 403,472,379
Shares issued to shareholders in reinvestment of distributions
Class A	52,126	$ 950,779	-	$ -
Class I	3,296	62,485	-	-
		$ 1,013,264		$
Shares redeemed
Class A	(4,580,443)	$ (90,100,357)	(10,451,370)	$ (218,471,837)
Class B	(4,133,993)	(79,024,841)	(3,333,537)	(64,474,533)
Class C	(802,377)	(15,268,295)	(770,845)	(14,953,889)
Class I	(366,457)	(6,950,390)	(339,287)	(7,629,468)
Institutional	-	-
		$ (191,343,883)		$ (305,529,727)
Net increase (decrease)
Class A	1,848,483	$ 43,751,766	3,068,685	$ 70,457,825
Class B	(2,861,895)	(54,503,638)	(93,821)	2,346,851
Class C	178,007	3,946,136	1,102,869	23,642,139
Class I	(230,975)	(4,379,347)	70,826	1,495,453
Class R	495*	11,500*	-	-
Institutional	24,423	597,016	51	384
		$ (10,576,567)		$ 97,942,652

*For the period October 1, 2003 (commencement of sales of Class R shares) to October 31, 2003.

Report of Ernst & Young LLP, Independent Auditors

To the Board of Directors and Shareholders of
Scudder-Dreman Small Cap Value Fund:

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of the Scudder-Dreman Small Cap Value Fund, one of a series of Scudder Value Series, Inc. (the "Corporation"), as of November 30, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Corporation's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Scudder-Dreman Small Cap Value Fund at November 30, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

Boston, Massachusetts January 21, 2004	/s/ Ernst & Young LLP

Tax Information (Unaudited)

For corporate shareholders, 100% of the income dividends paid during the Fund's fiscal year ended November 30, 2003 qualified for the dividends received deduction.

For federal income tax purposes, the Fund designates $10,100,000, or the maximum amount allowable under law, as qualified dividend income.

Please contact a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about our account, please call 1-800-621-1048.

Directors and Officers

The following table presents certain information regarding the Directors and Officers of the fund as of November 30, 2003. Each individual's age is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset Management, 222 South Riverside Plaza, Chicago, Illinois, 60606. Each Director's term of office extends until the next shareholder's meeting called for the purpose of electing Directors and until the election and qualification of a successor, or until such Director sooner dies, resigns or is removed as provided in the governing documents of the fund.

Independent Directors
Name, Age, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
John W. Ballantine (57) Director, 1999-present	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Enron Corporation (energy trading firm) (effective May 30, 2002); First Oak Brook Bancshares, Inc.; Oak Brook Bank; American Healthways, Inc. (provider of disease and care management services); F.N.B. Corporation (bank holding company); Prisma Energy International (owner and operator of Enron's international energy infrastructure business).	82
Lewis A. Burnham (70) Director, 1977-present	Retired; formerly, Director of Management Consulting, McNulty & Company (1990-1998); prior thereto, Executive Vice President, Anchor Glass Container Corporation.	82
Donald L. Dunaway (66) Director, 1980-present	Retired; formerly, Executive Vice President, A.O. Smith Corporation (diversified manufacturer) (1963-1994).	82
James R. Edgar (57) Director, 1999-present	Distinguished Fellow, University of Illinois, Institute of Government and Public Affairs (1999-present); formerly, Governor, State of Illinois (1991-1999). Directorships: Kemper Insurance Companies; John B. Sanfilippo & Son, Inc. (processor/packager/marketer of nuts, snacks and candy products); Horizon Group Properties, Inc.; Youbet.com (online wagering platform); Alberto-Culver Company (manufactures, distributes and markets health and beauty-care products).	82
Paul K. Freeman (53) Director, 2002-present	President, Cook Street Holdings (consulting); Adjunct Professor, University of Denver; Consultant, World Bank/Inter-American Development Bank; formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998).	82
Robert B. Hoffman (66) Director, 1981-present	Retired; formerly, Chairman, Harnischfeger Industries, Inc. (machinery for the mining and paper industries) (1999-2000); prior thereto, Vice Chairman and Chief Financial Officer, Monsanto Company (agricultural, pharmaceutical and nutritional/food products) (1994-1999).	82
Shirley D. Peterson (62) Director, 1995-present	Retired; formerly, President, Hood College (1995-2000); prior thereto, Partner, Steptoe & Johnson (law firm); Commissioner, Internal Revenue Service; Assistant Attorney General (Tax), US Department of Justice. Directorships: Federal Mogul Corp. (supplier of automotive components and subsystems); AK Steel (steel production); Trustee, Bryn Mawr College.	82
Fred B. Renwick (73) Director, 1988-present	Retired; Professor Emeritus of Finance, New York University, Stern School of Business (2001-present); formerly, Professor, New York University Stern School of Business (1965-2001). Directorships: The Wartburg Foundation; Chairman, Finance Committee of Morehouse College Board of Trustees; formerly, Director of Board of Pensions, Evangelical Lutheran Church in America; member of the Investment Committee of Atlanta University Board of Trustees; Chair of the Investment Committee, American Bible Society Board of Trustees.	82
William P. Sommers (70) Director, 1979- January 1, 2004	Retired; formerly, President and Chief Executive Officer, SRI International (research and development) (1994-1998); prior thereto, Executive Vice President, lameter (medical information and educational service provider); Senior Vice President and Director, Booz, Allen & Hamilton Inc. (management consulting firm). Directorships: PSI Inc. (satellite engineering and components); Evergreen Solar, Inc. (develop/manufacture solar electric system engines); H2 Gen (manufacture hydrogen generators); Zassi Medical Evolutions, Inc. (specialists in intellectual property opportunities in medical device arena); Guckenheimer Enterprises (executive food services).
		82
John G. Weithers (70) Director, 1993-present	Retired; formerly, Chairman of the Board and Chief Executive Officer, Chicago Stock Exchange. Directorships: Federal Life Insurance Company; Chairman of the Members of the Corporation and Trustee, DePaul University; formerly, International Federation of Stock Exchanges; Records Management Systems.	82

Interested Directors and Officers[2]
Name, Age, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Richard T. Hale[3] (58) Chairman and Director, 2002-present Chief Executive Officer, 2003-present	Managing Director, Deutsche Investment Management Americas Inc. (2003-present); Managing Director, Deutsche Bank Securities Inc. (formerly Deutsche Banc Alex. Brown Inc.) and Deutsche Asset Management (1999 to present); Director and President, Investment Company Capital Corp. (registered investment advisor) (1996 to present); Director, Deutsche Global Funds, Ltd. (2000 to present), CABEI Fund (2000 to present), North American Income Fund (2000 to present) (registered investment companies); Director, Scudder Global Opportunities Fund (since 2003); Director/Officer Deutsche/Scudder Mutual Funds (various dates); President, Montgomery Street Income Securities, Inc. (2002 to present) (registered investment companies); Vice President, Deutsche Asset Management, Inc. (2000 to present); formerly, Director, ISI Family of Funds (registered investment companies; 4 funds overseen) (1992-1999)
201
Brenda Lyons[4,6] (40) President, 2003-present	Managing Director, Deutsche Asset Management	n/a
Philip J. Collora (58) Vice President and Assistant Secretary, 1986-present	Director, Deutsche Asset Management	n/a
Daniel O. Hirsch[3] (49) Vice President and Assistant Secretary, 2002-present	Managing Director, Deutsche Asset Management (2002-present) and Director, Deutsche Global Funds Ltd. (2002-present); formerly, Director, Deutsche Asset Management (1999-2002); Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998)
n/a
Kenneth Murphy[4] (40) Vice President, 2002-present	Vice President, Deutsche Asset Management (2000-present); Vice President, Scudder Distributors, Inc. (December 2002-present); formerly, Director, John Hancock Signature Services (1992-2000)	n/a
Thomas F. Sassi[5] (61) Vice President, 2001-present	Managing Director, Deutsche Asset Management	n/a
Charles A. Rizzo[4] (46) Treasurer and Chief Financial Officer, 2002-present	Director, Deutsche Asset Management (April 2000-present). Formerly, Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998)
n/a
Salvatore Schiavone[4] (38) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a
Lucinda H. Stebbins[4] (58) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a
Kathleen Sullivan D'Eramo[4] (46) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a
John Millette[4] (41) Secretary, 2001-present	Director, Deutsche Asset Management	n/a
Lisa Hertz[5] (33) Assistant Secretary, 2003-present	Assistant Vice President, Deutsche Asset Management	n/a
Caroline Pearson[4] (41) Assistant Secretary, 1998-present	Managing Director, Deutsche Asset Management	n/a

1 Length of time served represents the date that each Director was first elected to the common board of directors which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, length of time served represents the date that each Officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of directors.
2 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.
3 Address: One South Street, Baltimore, Maryland
4 Address: Two International Place, Boston, Massachusetts
5 Address: 345 Park Avenue, New York, New York
6 Ms. Lyons was elected by the Directors as President on November 19, 2003.

The fund's Statement of Additional Information ("SAI") includes additional information about the Directors. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-621-1048.

Investment Products

Scudder Funds

Growth Funds

Scudder 21st Century Growth Fund

Scudder Aggressive Growth Fund

Scudder Blue Chip Fund

Scudder Capital Growth Fund

Scudder Development Fund

Scudder Dynamic Growth Fund

Scudder Flag Investors
Communications Fund

Scudder Gold & Precious Metals Fund

Scudder Global Biotechnology Fund

Scudder Growth Fund

Scudder Health Care Fund

Scudder Large Company Growth Fund

Scudder Micro Cap Fund

Scudder Mid Cap Fund

Scudder Small Cap Fund

Scudder Strategic Growth Fund

Scudder Technology Fund

Scudder Technology Innovation Fund

Scudder Top 50 US Fund

Value Funds

Scudder Contrarian Fund

Scudder-Dreman Financial Services Fund

Scudder-Dreman High Return Equity Fund

Scudder-Dreman Small Cap Value Fund

Scudder Flag Investors Equity
Partners Fund

Scudder Growth and Income Fund

Scudder Large Company Value Fund

Scudder-RREEF Real Estate Securities Fund

Scudder Small Company Stock Fund

Scudder Small Company Value Fund

Scudder Tax Advantaged Dividend Fund

Multicategory/Asset Allocation Funds

Scudder Balanced Fund

Scudder Flag Investors Value Builder Fund

Scudder Focus Value+Growth Fund

Scudder Lifecycle Mid Range Fund

Scudder Lifecycle Long Range Fund

Scudder Lifecycle Short Range Fund

Scudder Pathway Conservative Portfolio

Scudder Pathway Growth Portfolio

Scudder Pathway Moderate Portfolio

Scudder Target 2013 Fund

Scudder Total Return Fund

International/Global Funds

Scudder Emerging Markets Growth Fund

Scudder Emerging Markets Income Fund

Scudder European Equity Fund

Scudder Global Fund

Scudder Global Bond Fund

Scudder Global Discovery Fund

Scudder Greater Europe Growth Fund

Scudder International Fund

Scudder International Equity Fund

Scudder International Select Equity Fund

Scudder Japanese Equity Fund

Scudder Latin America Fund

Scudder New Europe Fund

Scudder Pacific Opportunities Fund

Income Funds

Scudder Cash Reserves Fund

Scudder Fixed Income Fund

Scudder GNMA Fund

Scudder High Income Plus Fund

Scudder High Income Fund

Scudder High Income Opportunity Fund

Scudder Income Fund

Scudder PreservationPlus Fund

Scudder PreservationPlus Income Fund

Scudder Short Duration Fund (formerly Scudder Short-Term Fixed Income Fund)

Scudder Short-Term Bond Fund

Scudder Strategic Income Fund

Scudder US Government Securities Fund

Scudder Funds (continued)
Tax-Free Income Funds

Scudder California Tax-Free Income Fund

Scudder Florida Tax-Free Income Fund

Scudder High Yield Tax-Free Fund

Scudder Intermediate Tax/AMT Free Fund (formerly Scudder Medium Term Tax-Free Fund)

Scudder Managed Municipal Bond Fund

Scudder Massachusetts Tax-Free Fund

Scudder Municipal Bond Fund

Scudder New York Tax-Free Income Fund

Scudder Short-Term Municipal Bond Fund

Index-Related Funds

Scudder EAFE® Equity Index Fund

Scudder Equity 500 Index Fund

Scudder S&P 500 Index Fund

Scudder S&P 500 Stock Fund

Scudder Select 500 Fund

Scudder US Bond Index Fund

Money Market
A large number of money market funds are available through Scudder Investments.

Retirement Programs and Education Accounts
Retirement Programs Traditional IRA Roth IRA SEP-IRA Inherited IRA Keogh Plan 401(k), 403(b) Plans Variable Annuities Education Accounts Coverdell Education Savings Account UGMA/UTMA IRA for Minors
Closed-End Funds

The Brazil Fund, Inc.

The Korea Fund, Inc.

Montgomery Street Income Securities, Inc.

Scudder Global High Income Fund, Inc.

Scudder New Asia Fund, Inc.

Scudder High Income Trust

Scudder Intermediate Government Trust

Scudder Multi-Market Income Trust

Scudder Municipal Income Trust

Scudder RREEF Real Estate Fund, Inc.

Scudder RREEF Real Estate Fund II, Inc.

Scudder Strategic Income Trust

Scudder Strategic Municipal Income Trust

The Central Europe and Russia Fund, Inc. (formerly The Central European Equity Fund, Inc.)

The Germany Fund, Inc.

The New Germany Fund, Inc.

Not all funds are available in all share classes.

Scudder open-end funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Account Management Resources

For shareholders of Classes A, B, C and Institutional

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities can be found on our Web site - scudder.com (type "proxy voting" in the search field) - or on the SEC's Web site - www.sec.gov. To obtain a written copy without charge, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

	Class A	Class B	Class C	Institutional
Nasdaq Symbol	KDSAX	KDSBX	KDSCX	KDSIX
CUSIP Number	81123U-303	81123U-873	81123U-865	81123U-824
Fund Number	088	288	388	545

For shareholders of Class R

Automated Information Lines	Scudder Flex Plan Access (800) 532-8411 24-hour access to your retirement plan account.
Web Site

scudder.com

Click "Retirement Plans" to reallocate assets, process transactions and review your funds through our secure online account access.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 543-5776 To speak with a Scudder service representative.
Written Correspondence	Scudder Retirement Services 222 South Riverside Plaza Chicago, IL 60606-5806
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities can be found on our Web site - scudder.com (type "proxy voting" in the search field) - or on the SEC's Web site - www.sec.gov. To obtain a written copy without charge, call us toll free at (800) 543-5776.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Nasdaq Symbol	KDSRX
CUSIP Number	81123U-782
Fund Number	1507

Notes

Notes

Notes

ITEM 2.         CODE OF ETHICS.

As of the end of the period, September 30, 2003, the Scudder Value Series has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

The Fund's Board of Directors/Trustees has determined that the Fund has at least one "audit committee financial expert" serving on its audit committee: Mr.
Donald L. Dunaway. This audit committee member is "independent," meaning that he is not an "interested person" of the Fund (as that term is defined in Section
2(a)(19) of the Investment Company Act of 1940) and he does not accept any consulting, advisory, or other compensatory fee from the Fund (except in the capacity as a Board or committee member).

An "audit committee financial expert" is not an "expert" for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an "audit committee financial expert." Further, the designation of a person as an "audit committee financial expert" does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the "audit committee financial expert"
designation. Similarly, the designation of a person as an "audit committee financial expert" does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                        Not currently applicable.

ITEM 5.         [RESERVED]

ITEM 6.         [RESERVED]

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

ITEM 8.         [RESERVED]

ITEM 9.         CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) During the filing period of the report, management identified issues relating to the overall fund expense payment and accrual process. Management discussed these matters with the Registrant's Audit Committee and auditors, instituted additional procedures to enhance its internal controls and will continue to develop additional controls and redesign work flow to strengthen the overall control environment associated with the processing and recording of fund expenses.

ITEM 10.        EXHIBITS.

(a)(1)   Code of Ethics  pursuant to Item 2 of Form N-CSR is filed and  attached hereto as EX-99.CODE ETH.

(a)(2)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder-Dreman Small Cap Value Fund

By:                                 /s/Richard T. Hale
                                    ---------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               January 16, 2004
                                    ---------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                         Scudder-Dreman Small Cap Value Fund

By:                                 /s/Richard T. Hale
                                    ---------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               January 16, 2004
                                    ---------------------------

By:                                 /s/Charles A. Rizzo
                                    ---------------------------
                                    Charles A. Rizzo
                                    Chief Financial Officer

Date:                               January 16, 2004
                                    ---------------------------